                                                                   EXHIBIT 10.24

                        THIRD NOTE MODIFICATION AGREEMENT

         THIS AGREEMENT is made and entered into on this 23 day of April, 2003, by and among Caraco Pharmaceutical Laboratories Ltd., a Michigan corporation, of 1150 Elijah McCoy Drive, Detroit, Michigan 48202 ("Borrower"), and the Economic Development Corporation of the City of Detroit, a Michigan public body corporate, of 211 West Fort Street, Suite 900, Detroit, Michigan 48226 ("Lender").


                              W I T N E S S E T H:

         WHEREAS, on August 10, 1990, Lender made a loan to Borrower in the original principal sum of Nine Million and no/100 ($9,000,000.00) Dollars (the "Original Loan"); and

         WHEREAS, the Original Loan is evidenced and secured in part by the following instruments (collectively, the "Original Loan Documents"):

         A. Section 108 Note dated August 10, 1990, executed by Borrower in favor of Lender in the original principal amount of Nine Million and no/100 ($9,000,000.00) Dollars (the "Note"), as modified by that certain Note and Mortgage Modification Agreement dated as of March 1, 1994 (the "First Note and Mortgage Modification Agreement"), and as further modified by that certain Second Note and Mortgage Modification Agreement dated as of August 5, 1997 (the "Second Note and Mortgage Modification Agreement");

         B. Second Mortgage and Security Agreement dated August 10, 1990, granted by Borrower to Lender and recorded on September 21, 1990 in Liber 24815, at Page 715, Wayne County Register of Deeds, as amended by that certain Amendment to Mortgage and Security Agreement dated April 2, 1993, as further amended by the First Note and Mortgage Modification Agreement, as further amended by that certain Amendment to Second Mortgage and Security Agreement dated as of February 28, 1995, and as further amended by the Second Note and Mortgage Modification Agreement (the "Mortgage");

         C. Guaranty of Dr. C. Arnold Curry and Cara Jean Curry (collectively, "Guarantors," and individually, a "Guarantor"), husband and wife, dated August 10, 1990, as amended and restated on April 2, 1993 (the "Guaranty"); and

         D. UCC-1 Financing Statement recorded at the Michigan Secretary of State's Office on October 10, 1990, at File No. C400998, and a UCC 1-A Financing Statement recorded on September 12, 1990 at Liber 24815,

         WHEREAS, Borrower has requested that Lender modify the terms of the Original Loan and Lender has agreed to do so, subject to the terms and conditions set forth in this Agreement; and

         WHEREAS, the parties have agreed that the Mortgage shall be further amended to reflect the modification of the Original Loan, by that certain Third Mortgage Modification Agreement executed of even date herewith (the "Third Mortgage Modification Agreement").

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower do hereby covenant and agree as follows:

         1.       RECITALS ARE TRUE AND CORRECT; DEFINED TERMS.

                  A. RECITALS TRUE AND CORRECT. The foregoing recitals are true and correct in all respects.

                  B. DEFINED TERMS. In addition to terms defined elsewhere within this Agreement, the following terms shall have the following meanings:

                           (i) "Additional Loan Documents" shall mean this
Agreement, the Third Mortgage Modification Agreement and all documents and instruments executed and delivered by Borrower pursuant to or in connection with this Agreement.

                           (ii) "Loan" shall mean the Original Loan, as modified
by this Agreement and the other Additional Loan Documents.

                           (iii) "Loan Documents" shall mean any and all
documents and instruments evidencing or securing the Loan, including the Original Loan Documents and the Additional Loan Documents.

                           (iv) "Obligations" shall mean the payment of the Loan
and the payment and performance of all other obligations of Borrower to Lender now existing or hereafter arising under the Loan Documents.

                           (v) "Property" means the real and personal property
encumbered by the Mortgage or the other Loan Documents.

                           (vi) "Real Property" means the real property
encumbered by the Mortgage.

                  C. OTHER TERMS. All other capitalized terms contained in this Agreement and not otherwise defined herein shall have the same meanings, if any, as are ascribed to such terms in the Original Loan Documents.

         2. EXISTING INDEBTEDNESS. As of the date of this Agreement, the unpaid principal balance owing by Borrower to Lender under the Original Loan is Seven Million Six Hundred Two Thousand Five Hundred Forty-Six and 56/100 ($7,602,546.56) Dollars (the "Existing Indebtedness").

         3. PAYMENT RESTRUCTURING. Lender agrees to restructure repayment of the Existing Indebtedness in accordance with the terms stated herein. More specifically, the occurrence of each of the following before the close of business on April 23, 2003 (the "Closing Date"), shall constitute a condition precedent to any such restructuring by Lender as described in Section 4 below:

                  A. Prior to or contemporaneously with the execution of this Agreement, Borrower shall have paid any and all delinquent real and personal property taxes assessed against the Property in full;

                  B. Borrower shall have satisfied any and all conditions precedent set forth in the Third Mortgage Modification Agreement;

                  C. Borrower shall have reimbursed the EDC in full for its costs incurred in connection with the restructuring of the Original Loan as contemplated by this Agreement, including, but not limited to, filing and recording costs, title insurance premiums, appraisal fees, and legal fees; and

                  D. Borrower shall have reimbursed the City of Detroit for its costs incurred in connection with the issuance of securities by the United States Department of Housing and Urban Development ("HUD"), including, but not limited to, legal fees and syndication costs.

         Borrower agrees that in the event that any one or more of the conditions precedent enumerated in subsections 3.A. through 3.D. above shall not have been satisfied before the close of business on the Closing

Date, the same shall constitute an Event of Default under this Agreement and the other Loan Documents, entitling Lender to exercise its remedies hereunder and thereunder.

         4.       MODIFICATION OF THE ORIGINAL LOAN.

                  A. MODIFICATION OF THE NOTE.

                           (i) PAYMENT SCHEDULE. Upon satisfaction of the
conditions precedent set forth in Section 3 above and Section 5 below before the close of business on the Closing Date, the Note shall be deemed automatically modified to provide that the monthly payments shall be hereafter paid in accordance with this Section 4. The term of the Note shall be six years and shall commence on the date of the first payment described below.

         After the Closing Date, Borrower shall commence making monthly payments of principal and interest due under the Note, each such payment due on the first day of each month, in accordance with the loan amortization table attached hereto as Exhibit A.

                           (ii) MATURITY DATE. The maturity date of the Loan
shall be February 1, 2009 (the "Maturity Date"). Borrower may prepay all or any portion of the Loan at any time without penalty.

                  B. OTHER MODIFICATIONS TO THE ORIGINAL LOAN DOCUMENTS.

                           (i) FUNDING OBLIGATIONS TERMINATED. Lender shall have
no obligation to make any further advances or disbursements to Borrower on account of the Loan or otherwise.

                           (ii) REFERENCES. Any reference made in the Mortgage
or the other Original Loan Documents to the "Note" shall mean the Note as modified by this Agreement and any reference in any of the Original Loan Documents to "Loan Documents" shall mean the Loan Documents as modified by this Agreement and the Third Mortgage Modification Agreement.

                  C. EQUIPMENT. So long as Borrower is not in default in any of its obligations hereunder, it may purchase new capital and/or sell the existing capital equipment described on Exhibit B attached hereto and made a part hereof, so long as that (a) as a result of those transactions, the book value of Borrower's assets is not diminished below the book value of all of Borrower's assets as of December 31, 2002 and (b) the proceeds of any such sales are retained by Borrower.

         5. THIS AGREEMENT IS SUBJECT TO SATISFACTION OF CONDITIONS PRECEDENT. The covenants and agreements of Lender contained in this Agreement, including, but not limited to, Lender's obligation to modify the Loan as provided herein, are contingent upon and subject to each of the following conditions being satisfied as of the time Borrower executes this Agreement, or at such other time as Lender may permit in its sole and absolute discretion:

                  A. RECEIPT OF TITLE INSURANCE. Lender's receipt, at the expense of Borrower, of a title insurance policy which insures the lien of the
Mortgage: (i) showing that no encumbrances affect the Real Property other than encumbrances which are acceptable to Lender, in the exercise of its reasonable discretion, and (ii) insuring, to the satisfaction of Lender, that the Mortgage remains a valid first lien on the Real Property, subject only to matters disclosed in the title insurance policy or such other matters as may be acceptable to Lender in the exercise of its reasonable discretion.

                  B. DELIVERY OF ADDITIONAL LOAN DOCUMENTS. Borrower having delivered to Lender, in form and substance satisfactory to Lender:

                           (i) the Third Mortgage Modification Agreement;

                           (ii) an owner's affidavit executed by Borrower;

                           (iii) an opinion of counsel to Borrower, opining as
to such matters in respect of the Loan as Lender may request;

                           (iv) a good standing certificate for Borrower;

                           (v) such resolutions, affidavits, certificates and
other documents as Lender may reasonably require to evidence Borrower's capacity, power and authority to execute, deliver and perform its obligations under the Additional Loan Documents; and

                           (vi) such other documents, instruments, certificates
and further assurances as Lender may reasonably require.

                  C. UCC SEARCHES. Lender's receipt of UCC searches confirming that no personal property or fixtures of Borrower are subject to security interests other than Lender's security interests or other than as previously disclosed by Borrower to Lender.

         6. RATIFICATION OF SECURITY AND OBLIGATIONS; WAIVER OF CLAIMS AND DEFENSES OF BORROWER.


                  A. RATIFICATION OF SECURITY AND OBLIGATIONS OF BORROWER. Borrower hereby covenants, warrants and agrees that, except as modified by the Third Mortgage Modification Agreement: (i) the Mortgage secures and shall continue to secure full repayment of the Loan, as evidenced by the Note; (ii) the Mortgage is and shall remain a continuous and valid first priority lien on the Property until the Loan is repaid in full; (iii) the Loan Documents secure and shall continue to secure the repayment of the Loan, as evidenced by the Note and all other Obligations; and (iv) all Obligations and all Loan Documents granted as security for the repayment of the Loan remain and shall continue to remain valid, binding and effective, except as amended by this Agreement or the Third Mortgage Modification Agreement, this Agreement being an affirmation and ratification thereof.

                  B. WAIVER OF CLAIMS AND DEFENSES. Borrower hereby waives, releases, acquits, satisfies and forever discharges Lender from any and all claims, counterclaims, defenses, actions, causes of action, suits, controversies, agreements, promises and demands whatsoever in law or in equity which Borrower ever had, now has, or which any successor or assign of Borrower can, shall or may have against Lender for, upon or by reason of any matter, cause or thing whatsoever from the beginning of time to the date hereof.

                  C. NO DEFENSES. There is no defense or right of offset against any Obligations of Borrower to Lender, including, but not limited to, any obligation under the Note or Mortgage.

         7.       DEFAULT.

                  A. EVENTS OF DEFAULT. The Mortgage, Note and all other Loan Documents shall all be in default (in any case, an "Event of Default") (i) if Borrower shall be in default under or fail to perform any agreement, covenant, condition, obligation or undertaking, or breach any warranty or representation, contained in this Agreement, or any agreement to which Borrower is a party that materially and adversely affects this Agreement, the Note, or any of the other Additional Loan Documents; (ii) if any of the other Loan Documents shall be in default in accordance with the terms thereof; or (iii) if a judgment in excess of $1,000,000, not fully covered by insurance, is entered against Borrower, enforcement of which is not stayed or bonded within thirty (30) days after entry.

                  B. REMEDIES. Upon the occurrence of any Event of Default, each of the Loan Documents and all Obligations of Borrower shall be in default and, at the option of Lender, all Loan indebtedness, and all other Obligations, shall become immediately due and payable if such Event of Default is not cured within
(i) fifteen (15) days after the date of such Event of Default in the event such Event of Default involves the payment of money by the Borrower, or (ii) whether thirty (30) days after the date of written notice from Lender to Borrower of such Event of Default, in the event such Event of Default involves the performance by Borrower of a non-monetary obligation, and the Lender shall thereupon be entitled, authorized and empowered to exercise any and all rights and remedies available under the Loan Documents, at law or in equity, including, but not limited to, its right to foreclose the Mortgage lien and its right to collect the Loan indebtedness under the Note and Guaranty.

         8.       BANKRUPTCY.

                  A. EVENT OF BANKRUPTCY DEFINED. When appearing in this Agreement, the term "Event of Bankruptcy" shall mean: (a) if Borrower shall: (i) file a voluntary petition in bankruptcy for adjudication as bankrupt, (ii) seek reorganization or an arrangement under any bankruptcy or similar statute of the United States of America or any subdivision thereof or of any foreign jurisdiction in response to an involuntary petition, (iii) consent to the filing of a petition in bankruptcy or reorganization, (iv) consent to the appointment of a receiver or a trustee or officer performing similar functions with respect to any substantial part of their property, (v) make a general assignment for the benefit of creditors, (vi) execute a consent to any other type of insolvency proceeding or any informal proceeding for the dissolution or liquidation of or settlement of claims against or winding up of affairs or the appointment of a receiver or trustee or officer performing similar functions for any of them, or for any of their assets, or (b) the filing against Borrower of a petition for adjudication as bankrupt or insolvent or for reorganization under any bankruptcy or similar laws of the United States of America or any state thereof or any foreign jurisdiction, or the institution against Borrower of any other type of insolvency proceeding or any formal or informal proceeding for the dissolution, liquidation, settlement of claims against or winding up of any of their respective affairs, which proceeding is not dismissed within forty-five (45) days of filing.

                  B. CERTAIN REPRESENTATIONS AS TO BANKRUPTCY. Borrower represents that, as of the date hereof, no Event of Bankruptcy has occurred with respect to Borrower and to the best of Borrower's knowledge, no Event of Bankruptcy has occurred with respect to Guarantors.

                  C. RELIEF FROM STAY AND DISMISSAL. If any Event of Bankruptcy shall occur with respect to Borrower, Lender shall be entitled to immediate and complete relief from any automatic stay or moratorium (including, but not limited to, the immediate lifting of such stay "for cause") arising out of or related to the occurrence of any Event of Bankruptcy with respect to Borrower, and Lender shall be permitted to proceed to protect and enforce its rights or remedies either by suit in equity or by action at law, or both. Borrower covenants and agrees that it will not oppose, and, upon request by Lender, will consent in writing to the filing of the appropriate petitions or requests for relief required to obtain the relief referred to herein.

         9.       INTENTIONALLY OMITTED.

         10. ORIGINAL LOAN DOCUMENTS REMAIN EFFECTIVE EXCEPT AS MODIFIED HEREBY. This Agreement and the other Additional Loan Documents amend and modify the Original Loan Documents to the extent that any of the Original Loan Documents are directly inconsistent with the Additional Loan Documents. To the extent not directly inconsistent with the Additional Loan Documents, all of the covenants, agreements and other provisions of the Original Loan Documents shall remain unaltered and in full force and effect, and all representations and warranties contained in the Original Loan Documents are hereby ratified and reaffirmed as true, accurate and complete as if made on the date hereof. Nothing herein contained shall in any manner whatsoever impair the Note, as modified hereby, or the first lien created by the Mortgage or any other documents executed by Borrower in connection therewith, or alter, waive, vary or affect any promise, agreement, covenant or condition recited in any of the Loan Documents. Except as herein otherwise provided, all terms and provisions of the Note and other instruments and documents executed in connection with the Loan shall remain in full force and effect and shall be binding upon the parties hereto, their successors and assigns.

         11. ADDITIONAL COVENANTS OF BORROWER. Borrower covenants and agrees with Lender as follows:

                  A. To maintain adequate insurance with responsible companies in such amounts and against such risks and hazards as are normally insured against by similar businesses; to pay before penalties attach all taxes, assessments, fees and similar charges lawfully assessed upon Borrower and/or the Property, except to the extent being contested in good faith; to preserve its corporate existence in good standing and continue to conduct and operate its business substantially as presently conducted in accordance with all applicable laws and regulations; to pay its indebtedness and obligations when due under normal terms; to maintain proper books of record and account; and to furnish to Lender and allow Lender to review such information and books and records as Lender may reasonably request.

                  B. To furnish to Lender within ninety (90) days after the close of each fiscal year, audited financial statements as of the close of such year, containing a balance sheet and statements of income, retained earnings and cash flows for such year, prepared in accordance with generally accepted accounting principles and certified by independent certified public accountants.

                  C. To furnish to Lender, within forty-five (45) days after the close of each quarter of each fiscal year, detailed financial statements as of the close of such fiscal period, containing a balance sheet and statements of income, retained earnings and cash flows for such period and for the portion of its year ending with such period, prepared in accordance with generally accepted accounting principles and containing the written statement of the chief financial officer of Borrower that to the best of his knowledge and belief, the financial statements are accurate and complete and have been prepared in accordance with generally accepted accounting principles and the requirements of the Securities and Exchange Commission.

                  D. To furnish to Lender, within forty-five (45) days after the close of each quarter of each fiscal year, all quarterly financial statements submitted to the Securities and Exchange Commission.

                  E. That Borrower shall use its best efforts to hire and retain residents of the City of Detroit whose qualifications meet applicable job requirements, consistent with current hiring practices.

                  F. To keep Lender periodically apprised of the progress of Dr. Curry's suit against Borrower, and of the progress of the two pending Miraphen product liability suits against Borrower, including, but not limited to, outcomes at all levels of the litigation, and to inform Lender in the event any other material actions are instituted against Borrower, a "material action" being one in which a judgment in excess of $1,000,000 could be entered against Borrower.

         12. REPRESENTATIONS. Borrower represents and warrants that all statements contained herein and in all documentation provided by Borrower to Lender and all other representations or statements made by or on behalf of Borrower to Lender in connection with the concessions described in this Agreement are true and complete and do not state or omit to state any material fact. Borrower further represents that it is not insolvent and will not be rendered insolvent by entering into this Agreement. Borrower acknowledges that Lender has relied on the foregoing representations and warranties in entering into this Agreement. In the event that Borrower shall have made any misrepresentation in connection with the circumstances giving rise to this Agreement, such misrepresentation shall be deemed to be an Event of Default under the Mortgage, the Note and the other Loan Documents, thereby entitling Lender, subject to paragraph 7.B., to exercise its rights to accelerate the maturity of the indebtedness secured by the Mortgage and any and all other rights available to Lender under the Loan Documents or at law or in equity.

         13. RELEASE. As additional consideration for the modification of the terms of the Original Loan, as provided herein, Borrower does hereby release and forever discharge Lender and the City of Detroit, their agents, servants, employees, directors, officers, attorneys, affiliates, successors and assigns from all liabilities, obligations, actions and causes of action whatsoever related to the Loan which Borrower may now have or claim to have against Lender or the City of Detroit as of the date hereof, whether presently known or unknown, of every nature and extent whatsoever on account of or in any way touching, concerning, arising out of or founded upon the Note, as modified hereby, including, but not limited to, all such loss or damage of any kind heretofore sustained, or that may arise as a consequence of the dealings between the parties up to the date of this Agreement. Borrower acknowledges that, as of the date of this Agreement, there are no statements, agreements, waivers, estoppels or representations made by Lender which would constitute a claim, defense, counterclaim or right of offset in any foreclosure action that may hereafter be instituted by Lender under the Mortgage, or in any independent claim or action that may hereafter be brought by Borrower against Lender. This agreement and covenant on the part of Borrower is contractual, and not a mere recital, and the parties acknowledge and agree that no liability whatsoever is admitted on the part of any party, except Borrower's indebtedness to Lender under the Note, as modified hereby, and that all agreements and understandings between Borrower and Lender are expressed and embodied in the Note, as modified hereby and in the Mortgage, as modified by the Third Mortgage Modification Agreement. In the event that Lender is involved in litigation concerning the subject matter of this Agreement, Lender shall be entitled to receive from Borrower all of Lender's reasonable and necessary costs for such litigation, including Lender's reasonable attorneys' fees and costs incurred through all trial, appellate and other proceedings.

         14. KNOWLEDGE. Borrower acknowledges that (A) it has thoroughly read and reviewed the terms and provisions of this Agreement and is familiar with same, that the terms and provisions contained herein are clearly understood by Borrower and have been fully and unconditionally consented to by Borrower,
(B) it has had full benefit and advice of counsel of its own selection, or the opportunity to obtain the benefit and advice of counsel of its own selection, in regard to understanding the terms, meaning and effect of this Agreement, (C) it has freely, voluntarily, with full knowledge, and without duress, executed this Agreement, (D) in executing this Agreement, it is not relying on any other representations, either written or oral, express or implied, made to it by Lender, and (E) that the consideration received by it hereunder has been actual and adequate.

         15. WAIVER OF JURY TRIAL. THE UNDERSIGNED HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT WHICH THE UNDERSIGNED MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION BETWEEN THE PARTIES HERETO, INCLUDING, BUT NOT LIMITED TO, WITH RESPECT TO ANY AND ALL CAUSE OR CAUSES OF ACTION, DEFENSES, COUNTERCLAIMS, CROSSCLAIMS, THIRD PARTY CLAIMS AND INTERVENORS' CLAIMS, REGARDLESS OF THE CAUSE OR CAUSES OF ACTION, DEFENSES OR COUNTERCLAIMS ALLEGED OR THE RELIEF SOUGHT BY SUCH PARTY, AND REGARDLESS OF WHETHER SUCH LITIGATION IS BASED ON, ARISES OUT OF, UNDER OR IN CONNECTION WITH THE LOAN OR THIS AGREEMENT, THE NOTE, GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS, OR OUT OF ANY ALLEGED CONDUCT OR COURSE OF CONDUCT, DEALING OR COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE PARTIES HERETO, OR OTHERWISE.

         16. CONSTRUCTION. This Agreement shall not be construed more strictly against Lender merely by virtue of the fact that the same has been prepared by Lender or its counsel, it being recognized that Borrower has also, through its counsel, contributed substantially and materially to the preparation of this Agreement.

         17. ENTIRE AGREEMENT. Borrower acknowledges that there are no other agreements or representations, either oral or written, express or implied, not embodied in this Agreement and the Loan Documents, which, together, represent a complete integration of all prior and contemporaneous agreements and understandings of the parties.

         18. TIME IS OF THE ESSENCE. Time is of the essence as to all Obligations of Borrower under the Loan Documents.

         19. COUNTERPARTS. This Agreement may be executed and delivered in any number of counterparts, each of which, when so executed and delivered, shall be and constitute an original and one and the same document.

         20. MODIFICATION MUST BE IN WRITING. This Agreement may not be changed or terminated, except in a writing signed by Lender and Borrower.

         21. CAPTIONS. All captions or headings contained in this Agreement are provided for convenience and ease of reference only, and are in no way intended to, nor shall they, form a part of or limit, restrict or define the scope or content of this Agreement.

         22. GOVERNING LAW. This Agreement shall be governed by and construed according to the laws of the State of Michigan.

         23. SUCCESSORS AND ASSIGNS. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.




                            (REMAINDER OF PAGE BLANK)

         IN WITNESS WHEREOF, Lender and Borrower have executed this Agreement as of the date first written above.

                                             LENDER:


                                             THE ECONOMIC DEVELOPMENT
                                             CORPORATION OF THE CITY OF DETROIT,
                                             a Michigan public body corporate



                                             By:      /s/ Brian J. Holdwick
                                                      -------------------------


                                             Its:     Authorized Agent


                                             By:      /s/ Athanosios Papapanos
                                                      -------------------------

                                             Its:     Authorized Agent



                                             BORROWER:


                                             CARACO PHARMACEUTICAL LABORATORIES
                                             LTD., a Michigan corporation


                                             By:      /s/ Narendra N. Borkar
                                                      -------------------------

                                             Its: Chief Executive Officer


                                             By:
                                                      -------------------------

                                             Its:
                                                      -------------------------

STATE OF MICHIGAN)
                 ) SS.
COUNTY OF WAYNE  )

         On this ______ day of April, 2003, before me personally appeared ________________________, and _______________________ the Authorized Agents of
the Economic Development Corporation of the City of Detroit, a Michigan public body corporate, who, being duly sworn, stated that they have read the foregoing Third Note Modification Agreement and have signed same on behalf of said corporation.


                                               ---------------------------------

                                             Notary Public
                                             Wayne County, Michigan
                                             My Commission Expires: ____________

STATE OF MICHIGAN)
                 ) SS.
COUNTY OF WAYNE  )

         On this ______ day of April, 2003, before me personally appeared ________________________ and ________________________, the President and
_______________________, respectively, of Caraco Pharmaceutical Laboratories Ltd., a Michigan corporation, who, being duly sworn, stated that they have read the foregoing Third Note Modification Agreement and have signed same on behalf of said corporation.


                                              ----------------------------------

                                              Notary Public
                                              Wayne County, Michigan
                                              My Commission Expires: ___________